SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2003

CENTIV, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-23221	58-2033795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

998 Forest Edge Drive, Vernon Hills, Illinois 60061
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 876-8300

(Former name or former address, if changed since last report.)

Item 9.  Other Items

This information is being provided under Item 12.

On April 29, 2003, the registrant announced its earnings for the quarter ended March 31, 2003. Further details are described in the press release issued by the registrant on April 29, 2003, and filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Press Release issued April 29, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTIV, INC.

Date: April 29, 2003	By:	/s/ Thomas M. Mason
Thomas M. Mason
Chief Financial Officer